Exhibit 10.14

EIGHTH AMENDMENT TO CASINO OPERATIONS LEASE

THIS EIGHTH AMENDMENT TO THE CASINO OPERATIONS LEASE (the “Eighth Amendment”) is made as of the 12th day of December 2025, (“Effective Date of the 8th Amendment”), by and between Incline Hotel LLC (hereinafter “Landlord”) and Gaming Entertainment (Nevada) LLC, d/b/a Grand Lodge Casino, a Nevada limited liability company (hereinafter called “Tenant”).

WITNESSETH

WHEREAS, Hyatt Equities LLC (“Hyatt”) and Tenant entered into that certain Casino Operations Lease, effective as of June 28, 2011 (the “Original Lease”), as amended by that certain First Amendment to Casino Operations Lease dated April 8, 2013 (the “First Amendment”), as amended by that certain Second Amendment to Casino Operations Lease dated November 25, 2015 (the “Second Amendment”), as amended by that certain Third Amendment to Casino Operations Lease dated August 29, 2016 (the “Third Amendment”), as amended by that Fourth Amendment to Casino Operations Lease dated November 13, 2019 (the “Fourth Amendment”), as assigned by Hyatt to HR Lake Tahoe Owner LLC (“Lake Tahoe Owner”) by that certain Assignment and Assumption of Casino Lease and Security Agreement dated April 1, 2020 (the “First Assignment”); and as further amended by that Fifth Amendment to the Casino Operations Lease dated July 31, 2020 (the “Fifth Amendment”), and as subsequently assigned by Lake Tahoe Owner to Incline Hotel LLC by that certain Assignment of Casino Lease and Security Agreement dated September 1, 2021; (the “Second Assignment”; and as amended by the Sixth Amendment to the Casino Operations Lease dated February 13, 2023, (the “Sixth Amendment”); as amended by the Seventh Amendment dated July 1, 2024 (the “Seventh Amendment”) collectively, the Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the First Assignment, the Fifth Amendment and the Second Assignment and Sixth Amendment and the Seventh Amendment shall be referred to herein as the “Original Amended Lease”);

WHEREAS, Landlord (by way of assignment), and Tenant are parties to that certain Second Lien Security Agreement dated June 29, 2011, as amended by that certain First Amendment to the Second Lien Security Agreement dated April 8, 2013, and that Second Amendment to the Second Lien Security Agreement dated May 12, 2016, (as the same may be further amended, restated, exchanged, substituted, extended or otherwise modified from time to time, the “Security Agreement”) pursuant to which Tenant has provided Landlord with a security interest in all of Tenant’s interest in the Original Amended Lease and the Security Agreement, as described therein; and

WHEREAS, the parties hereto have agreed to amend the Original Amended Lease as provided herein.

NOW THEREFORE, in consideration of the mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Recitals. The foregoing recitals shall constitute an integral part of this Eighth Amendment, and this Eighth Amendment shall be construed in consideration thereof. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Amended Lease.

2.Rent. Section 4.1 of the Original Amended Lease is hereby deleted in its entirety and replaced with the following:

4.1Rent. Tenant shall pay Landlord Rent in the following amounts:

For 2024: $2,000,000.00 per year in equal monthly installments of One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67-100 US dollars (US $166,666.67), payable in advance, in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2025: $2,010,857 per year in equal monthly installments of One Hundred Sixty-Seven Thousand Five Hundred Seventy-One and 42-100 US dollars ($167,571.42), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2026: $2,010,857 per year in equal monthly installments of One Hundred Sixty-Seven Thousand Five Hundred Seventy-One and 42-100 US dollars ($167,571.42), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2027: $2,010,857 per year in equal monthly installments of One Hundred Sixty-Seven Thousand Five Hundred Seventy-One and 42-100 US dollars ($167,571.42), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2028 through the remainder of the Initial Term, the parties agree to reevaluate the Rent amounts in good faith and consider disruption to the Tenant’s operations as a result of ongoing renovations by Landlord, but in no case shall Rent exceed the following amounts:

For 2028: $2,133,937.54 per year in equal monthly installments of One Hundred Seventy-Seven Thousand Eight Hundred Twenty-Eight Dollars and 30-100 ($177,828.13), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2029: $2,176,616.29 per year in equal monthly installments of One Hundred Eighty-One Thousand Three Hundred Eighty-Four and 69-100 (US $181,384.69), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2030: $2,220,148.61 per year in equal monthly installments of One Hundred Eighty-Five Thousand Twelve and 38-100 (US $185,012.38), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2031: $2,264,551.58 per year in equal monthly installments of One Hundred Eighty-Eight Thousand Seven Hundred and Twelve dollars and 63-100 (US $188,712.63), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2032: $2,309,842.62 per year in equal monthly installments of One Hundred Ninety-Two Thousand Four Hundred Eighty-Six and 88-100 (US $192,486.88), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2033: $2,356,039.47 per year in equal monthly installments of One Hundred Ninety-Six Thousand Three Hundred Thirty-Six and 62-100 (US $196,336.62), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease;

For 2034: $2,403,160.26 per year in equal monthly installments of Two Hundred Thousand Two Hundred Sixty-Three and 35-100 (US $200,263.35), payable in advance in the manner prescribed in Section 4.4 of the Original Amended Lease.

3.No Other Changes. Except as otherwise expressly provided, the Original Amended Lease shall continue in full force and effect, as amended by this Eighth Amendment.

4.Authority. Landlord and Tenant hereby covenant and warrant that they have the full right and authority to enter into this Eighth Amendment.

5.Ratification. Except as otherwise expressly modified by the terms of this Eighth Amendment, all terms, covenants, and conditions of the Original Amended Lease (not expressly modified herein) and the Security Agreement remain unchanged and shall continue in full force and effect. All terms, covenants, and conditions of the Original Amended Lease and Security Agreement are hereby confirmed and ratified and remain in full force and effect and constitute valid and binding obligations of the Tenant and Landlord enforceable according to the terms hereof.

6.Successors. This Eighth Amendment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7.Counterparts; Facsimile/Electronic Signatures.  This Eighth Amendment may be executed in counterparts and each such counterpart shall be deemed an original and all of which together shall constitute a single Amendment. The parties agree that signatures to this Eighth Amendment may be delivered by facsimile or by electronic transmission in lieu of an original signature, and such facsimile or electronic signature page shall be deemed to be originals and may be relied on to the same extent as the originals.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Eighth Amendment has been executed by Landlord and Tenant as of the day and year first written above.

Incline Hotel, LLC		Gaming Entertainment (Nevada) LLC, a Nevada
A Delaware limited liability Company		limited liability company

By:	/s/ Pascal Dupuis	By:	/s/ Lewis Fanger
Its:	General Manager	Its:	Treasurer